SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           August 29, 2001
                           ---------------
                           Date of Report
                  (Date of Earliest Event Reported)


                     VERSACOM INTERNATIONAL, INC.
                     ----------------------------
       (Exact Name of Registrant as Specified in its Charter)

     Utah                 2-86724D               87-0396692
     ----                 --------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)


                         131 N.W. 13th Street
                      Boca Raton, Florida 33432
                      -------------------------
              (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                  -----------------------------
                         (561) 362-0049

                          ENCIBAR, INC.
                   5525 South 900 East, Suite 110
                     Salt Lake City, Utah 84117
                     --------------------------
      (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.
                                                Exhibit
Description of Exhibit*                          Number
-----------------------                          ------
Press Release dated August 29, 2001                 99

Item 9.  Regulation FD Disclosure.

     See the Press Release dated August 29, 2001, which is attached hereto and incorporated herein by reference.

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VERSACOM INTERNATIONAL, INC.

Date:                          By
      --------                 -----------------------------
                               Fred Schwartz
                               President and Director